UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23592

First Eagle Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices)

David O'Connor
First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2020

First Eagle Credit Opportunities Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.feim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800.334.2143 or by visiting www.Fundreports.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Fund, you can call 800.334.2143 or visit www.Fundreports.com. Your election to receive reports in paper will apply to all funds held with First Eagle or your financial intermediary.

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Table of Contents

Letter from the President	4
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Accounting Firm	38
Fund Expenses	39
General Information	43
Dividend Reinvestment Plan	44
Board Consideration for Continuation of Advisory Agreement	45
Tax Information	49
Privacy Notice	50
Additional Information	52

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

Over the past year the world has been battered by a once-in-a-century public health crisis that infected nearly 80 million people worldwide and caused more than 1.7 million deaths,1 prompted unprecedented government containment measures, and resulted in record economic contractions and skyrocketing unemployment. It also spawned a massive drawdown in global investment markets, though nearly all recovered to pre-pandemic levels before the end of the year—and some finished 2020 at new all-time highs even as the disease raged on—thanks to the rapid and forceful response of central bankers and government policymakers worldwide. Though the recent rollout of vaccines provides hope that there is light at the end of the tunnel, Covid-19 remains an ugly, daily reality, with ongoing concomitant effects on the global economy.

The Covid-19 pandemic also inspired seismic shifts in the nature of economic activity during 2020 and produced massive distortions in the fortunes of companies and industries. The pandemic accelerated certain underlying trends in the economy, such as the shift toward online shopping (away from malls) and digital entertainment (away from live venues like stadiums and restaurants). It also triggered the reversal of other trends including a shift away from travel (toward staying at home) and urbanization (toward suburban living). The current sanguine state of financial markets in the face of such tectonic shifts reminds me of the old metaphor of a duck: It swims across the surface with beauty and grace, but there's a lot happening underwater as the duck paddles furiously forward.

Consider the retail economy. Pandemic-related lockdowns severely restricted consumers' access to department stores and malls, which served as a catalyst for an explosion in online shopping demand. While online shopping obviously had been expanding rapidly pre-Covid, can its pandemic-era growth rate be sustained over the next decade? Market valuations of e-commerce stocks, for example, suggest that equity investors certainly think so and also imply that traditional retail is expected to disappear altogether over that timeframe. Similar extremes are evident across a variety of industries.

1  Source: Johns Hopkins University; data as of December 31, 2020.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Travel is an example of the pandemic-triggered countertrends. Travel volumes, which had been increasing steadily over several decades of globalization, have been decimated by the pandemic, as have stocks that depend on it. And since transportation drives a large proportion of global hydrocarbon consumption, energy businesses were profoundly challenged. Will the post-pandemic world see a resumption in the multi-decade trend of rising travel? Or did Covid-19 cause an enduring reversal in human behavior?

For fixed income investors, the monetary and fiscal policy responses to the Covid-19 pandemic imply that meaningful yields from traditional bonds will continue to be elusive without accepting outsized risk. Central bank purchases in 2020 have helped to suppress bond yields globally; the amount of outstanding debt with a negative nominal yield set a new record in excess of $18 trillion during December. While nominal yields in the US are positive, real yields are negative across the curve, suggesting that investments in these instruments stand to lose purchasing power over time.2 With a Treasury curve that remains flattish by historical norms even after steepening during 2020, the incremental yield offered for taking on duration risk is low, which has driven investors further down the credit spectrum.

Given the prevailing environment for traditional fixed income markets, alternative credit assets like syndicated loans and direct lending may hold particular appeal. Both typically offer yield spread premiums to investment grade credit, while their floating-rate coupons help limit exposure to interest rate risk. With a focus on senior-secured assets, the Credit Opportunities Fund takes an intensive, research-driven approach to income-oriented opportunities available across the alternative credit spectrum—including both private and public investments—seeking to deliver current income while providing long-term risk-adjusted returns.

Having participated in the alternative credit markets for more than 30 years and across multiple market cycles, the Fund's management team understands that, at the end of the day, investment success is determined by the specific assets held. While the renewed ebullience of risk markets may suggest otherwise, the economic stresses of the Covid-19 pandemic are ongoing and are likely to continue to test borrowers and lenders alike. We believe it is uncertain environments like these that truly prove out a lender's underwriting skill, credit selection, portfolio construction and risk management capabilities, and we look forward to meeting the challenge on behalf of our clients.

2  Source: Bloomberg; data as of January 13, 2021.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,
President

February 2021

The performance data quoted herein represent past performance and do not guarantee future results. Market volatility can dramatically impact a fund's' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when repurchased by the Fund, may be worth more or less than their original cost. Past performance data through the most recent month-end are available at www.feim.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud as of February 2021 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

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First Eagle Credit Opportunities Fund

Fund Overview

Data as of December 31, 2020 (unaudited)

Investment Objective

The First Eagle Credit Opportunities Fund seeks to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes.

Average Annual Returns^ (%)		Since Inception (9/15/2020)
First Eagle Credit Opportunities Fund	Class I	3.13%

Asset Allocation*^^ (%)

Debt Breakdown** (%)

Secured vs. Unsecured
First Lien Secured Loans	100.0
Second Lien Secured Loans	0.0
Unsecured Debt	0.0
Floating vs. Fixed
Floating Rate	96.6
Fixed Rate	3.4

Industries*

IT Consulting & Other Services	13.2%
Apparel, Accessories & Luxury Goods	8.6
Pharmaceuticals	6.3
Consumer Finance	5.2
Other Diversified Financial Services	4.2

Portfolio Characteristics**

Weighted Average Loan Spread	6.7%
Weighted Average Purchase Price	$97.58
Weighted Average Market Price	$99.35
% of Portfolio at LIBOR Floor	91.4%
Weighted Average Duration (Years)	0.15
Weighted Average Maturity (Years)	3.69
Weighted Average Days to Reset	55.20
Number of Positions	35

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Industries percentages are based on total investments in the portfolio.

**  Excludes warrants and short-term investments.

^^  Broadly Syndicated Loans and Middle Market Loans are presented under the Senior Loans category on the Schedule of Investments.

The Fund's portfolio composition is subject to change at any time.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund | Fund Overview

Top 10 Holdings* (%)

NMG Holding Company, Inc., Term Loan — First Lien (Apparel, Accessories & Luxury Goods)	9.3
Evergreen Services Group LLC, Term Loan — First Lien (Other Diversified Financial Services)	4.6
Alvogen Pharma US, Inc., January 2020 Term Loan — First Lien (Pharmaceuticals)	4.6
Lash Opco LLC, Term Loan — First Lien (Household Products)	4.5
NAC Holding Corp., Term Loan — First Lien (Consumer Finance)	4.5
William Morris Endeavor Entertainment LLC, Term Loan B-2 — First Lien (Interactive Media & Services)	4.3
MarkLogic Corp., Term Loan — First Lien (IT Consulting & Other Services)	4.1
Alpine SG LLC, Term Loan 2 — First Lien (IT Consulting & Other Services)	4.1
MAG DS Corp., Term Loan B — First Lien (Aerospace & Defense)	4.0
Trace3 LLC, Term Loan — First Lien (IT Consulting & Other Services)	3.9
Total	47.9

*  Holdings in Short-Term Investments have been excluded.

Percentages are based on total net assets.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund | Schedule of Investments | December 31, 2020

Investments	Principal Amount ($)	Value ($)
Senior Loans (a) — 86.8%
Aerospace & Defense — 4.0%
MAG DS Corp., Term Loan B — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 4/1/2027‡ (b)	1,745,625	1,671,436
Apparel, Accessories & Luxury Goods — 9.4%
NMG Holding Company, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 8.50%, 1.00% Floor), 9.50%, 9/25/2024‡ (b)(c)	4,000,000	3,920,000
Outerstuff LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 12/31/2023	106,327	64,860
		3,984,860
Application Software — 2.4%
Vero Parent, Inc., Term Loan B — First Lien (ICE LIBOR USD 3 Month + 6.25%), 6.48%, 8/16/2024	994,911	994,538
Auto Parts & Equipment — 1.5%
Hertz Corp. (The), Term Loan, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 1 Month + 7.25%, 1.00% Floor), 8.25%, 12/31/2021	606,061	622,858
Automobile Manufacturers — 0.4%
NN, Inc., Term Loan B — First Lien (ICE LIBOR USD 1 Month + 5.75%, 0.75% Floor), 6.50%, 10/19/2022	159,569	159,170
Building Products — 2.9%
Brook and Whittle Holding Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/17/2024‡ (b)(c)	1,238,631	1,220,051
Communications Equipment — 1.2%
Granite US Holdings Corp., Term Loan B — First Lien (ICE LIBOR USD 3 Month + 5.25%), 5.50%, 9/30/2026‡	497,481	498,725
Consumer Finance — 5.7%
NAC Holding Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 9/28/2024‡ (b)(c)	1,937,679	1,898,926
Riveron Consulting LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 5/22/2025‡ (b)(c)	512,943	505,249
		2,404,175

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund | Schedule of Investments | December 31, 2020

Investments	Principal Amount ($)	Value ($)
Distributors — 2.4%
Deliver Buyer, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 5/1/2024‡	997,500	1,003,734
Diversified Chemicals — 2.4%
AgroFresh, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.25%, 12/31/2024	997,500	991,889
Health Care Services — 2.8%
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡ (b)(c)	200,291	196,285
Anne Arundel Dermatology Management LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡ (b)(c)	1,008,854	988,677
		1,184,962
Health Care Supplies — 1.1%
Lifescan Global Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%), 6.23%, 10/1/2024	490,223	468,318
Hotels, Resorts & Cruise Lines — 3.7%
AP Gaming I LLC, Term Loan B-1 — First Lien (ICE LIBOR USD 3 Month + 13.00%, 1.00% Floor), 14.00%, 2/15/2024‡	537,300	572,224
Stats Intermediate Holdings LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%), 5.47%, 7/10/2026	994,975	986,682
		1,558,906
Household Products — 4.5%
Lash Opco LLC, Term Loan — First Lien (Prime + 6.00%), 9.25%, 3/18/2026‡ (b)(c)	1,947,672	1,898,980
Integrated Telecommunication Services — 1.0%
GTT Communications B.V., Term Loan — First Lien (ICE LIBOR USD + 7.50%, 1.00% Floor), 12/28/2021‡ (d)	454,545	415,909
Interactive Media & Services — 4.3%
William Morris Endeavor Entertainment LLC, Term Loan B-2 — First Lien (ICE LIBOR USD 1 Month + 8.50%, 1.00% Floor), 9.50%, 5/18/2025‡	1,754,390	1,805,925

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund | Schedule of Investments | December 31, 2020

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 14.4%
Alpine SG LLC, Term Loan 2 — First Lien (ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 11/16/2022‡ (b)(c)	1,719,260	1,719,260
MarkLogic Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 8.00%, 1.00% Floor), 9.00%, 10/20/2025‡ (b)(c)	1,777,637	1,742,084
Park Place Technologies LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.00%, 1.00% Floor), 6.00%, 11/10/2027‡	500,000	481,665
Trace3 LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 8/3/2024‡ (b)(c)	1,705,594	1,654,426
Veregy Consolidated, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 11/3/2027	500,000	496,250
		6,093,685
Movies and Entertainment — 2.9%
Crown Finance US, Inc., Term Loan B-1 — First Lien 7.00%, 5/23/2024 (d)	1,030,000	1,233,425
Other Diversified Financial Services — 4.6%
Evergreen Services Group LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 7.25%, 1.00% Floor), 8.25%, 6/6/2023‡ (b)(c)	1,936,175	1,936,175
Paper Packaging — 1.9%
Advanced Web Technologies, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/17/2026‡ (b)(c)	810,842	794,625
Personal Products — 3.6%
Olaplex, Inc., Term Loan — First Lien (ICE LIBOR USD + 6.50%, 1.00% Floor), 1/8/2026‡ (d)	1,500,000	1,500,000
Pharmaceuticals — 6.9%
Alvogen Pharma US, Inc., January 2020 Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/31/2023‡	2,000,000	1,923,330
Carestream Health, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 5/8/2023	999,759	986,012
		2,909,342

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund | Schedule of Investments | December 31, 2020

Investments	Principal Amount ($)	Value ($)
Research & Consulting Services — 0.5%
Teneo Holdings LLC, Term Loan — First Lien (ICE LIBOR USD + 5.25%, 1.00% Floor), 7/11/2025 (d)	225,248	223,653
Specialty Stores — 2.3%
Travelcenters of America, Inc., Term Loan — First Lien (ICE LIBOR USD + 6.00%, 1.00% Floor), 12/14/2027‡ (b)(d)	1,000,000	980,000
Total Senior Loans (Cost $36,052,787)		36,555,341
	Number of Warrants
Warrants — 0.3%
Movies and Entertainment — 0.3%
Cineworld Group plc, expiring 11/25/2025 (United Kingdom)*‡ (Cost $—)	341,208	149,313
	Shares
Short-Term Investments — 22.5%
Investment Companies — 22.5%
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.01% (e) (Cost $9,452,815)	9,452,815	9,452,815
Total Investments — 109.6% (Cost $45,505,602)		46,157,469
Liabilities in excess of other assets — (9.6%)		(4,055,535)
Net Assets — 100.0%		42,101,934

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are LIBOR, the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks ("Prime"). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at December 31, 2020. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.

(b)  Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund | Schedule of Investments | December 31, 2020

(c)  Security fair valued as of December 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2020 amounted to $18,474,738, which represents approximately 43.88% of net assets of the Fund.

(d)  All or a portion of this position has not yet settled as of December 31, 2020. The Fund will not accrue interest on its Senior Loans until the settlement date at which point LIBOR or Prime will be established.

(e)  Represents 7-day effective yield as of December 31, 2020.

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$691,391
Aggregate gross unrealized depreciation	(39,524)
Net unrealized appreciation	$651,867
Federal income tax cost	$45,505,602

Abbreviations

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

USD  United States Dollar

See Notes to Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Statement of Assets and Liabilities

December 31, 2020

	First Eagle Credit Opportunities Fund
Assets
Investments in securities (Cost $45,505,602) (Note 2)	$46,157,469
Receivable for investment securities sold	265,450
Unrealized appreciation on unfunded delayed draw loan commitments (Note 9)	94,063
Receivable for Fund shares sold	3,636
Accrued interest and dividends receivable	143,347
Due from Adviser (Note 6)	101,163
Other assets	25
Total Assets	46,765,153
Liabilities
Investment advisory fees payable (Note 6)	44,153
Due to custodian	930
Payable for investment securities purchased	4,099,061
Distribution fees payable (Note 7)	399
Administrative fees payable (Note 6)	3,009
Service fees payable (Note 7)	199
Trustee fees payable	43,750
Payable for dividends to shareholders	179,491
Accrued expenses and other liabilities	292,227
Total Liabilities	4,663,219
Net Assets	$42,101,934
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$1,653
Capital surplus	41,313,831
Total distributable earnings (losses)	786,450
Net Assets	$42,101,934
Class A
Net Assets	1,016,401
Shares Outstanding	39,896
Net asset value per share and redemption proceeds per share	25.48
Offering price per share (NAV per share plus maximum sales charge)	26.40	(1)
Authorized common shares	Unlimited
Class I
Net Assets	41,085,533
Shares Outstanding	1,612,884
Net asset value per share and redemption proceeds per share	25.47
Authorized common shares	Unlimited

(1)  The maximum sales charge is 3.50% for Class A shares. Class I shares have no front-end sales charges.

See Notes to Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Statement of Operations

First Eagle Credit Opportunities Fund
For the Period 9/15/20* - 12/31/20
Investment Income
Interest	$763,967
Dividends	591
Total Income	764,558
Expenses
Investment advisory fees (Note 6)	148,207
Distributions fees (Note 7)
Class A	399
Shareholder servicing agent fees	23,319
Service fees (Note 7)
Class A	199
Administrative costs (Note 6)	3,500
Professional fees	236,900
Custodian and accounting fees	38,374
Shareholder reporting fees	5,412
Trustees' fees	88,750
Other expenses	13,333
Total Expenses	558,393
Expense waiver (Note 6)	(320,597)
Net Expenses	237,796
Net Investment Income (Note 2)	526,762
Realized and Unrealized Gains (Losses) on Investments and Delayed Draw Loan Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investment securities	2,137
Changes in unrealized appreciation of:
Investment securities	651,867
Unfunded delayed draw loan commitments	94,063
745,930
Net realized and unrealized gains on investments and delayed draw loan commitments	748,067
Net Increase in Net Assets Resulting from Operations	$1,274,829

*  Commencement of operations.

See Notes to Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Statement of Changes in Net Assets

First Eagle Credit Opportunities Fund
For the Period 9/15/20* - 12/31/20
Operations
Net investment income	$526,762
Net realized gain (loss) from investments	2,137
Change in unrealized appreciation of investments	745,930
Net increase in net assets resulting from operations	1,274,829
Distributions to Shareholders
Distributable earnings:
Class A	(3,439)
Class I	(484,940)
Return of capital:
Class A	—
Class I	(11,112)
Decrease in net assets resulting from distributions	(499,491)
Fund Share Transactions
Class A
Net proceeds from shares sold	1,000,000
Net asset value of shares issued for reinvested dividends and distributions	3,439
Increase in net assets from Fund share transactions	1,003,439
Class I
Net proceeds from shares sold	40,088,400
Net asset value of shares issued for reinvested dividends and distributions	234,757
Increase in net assets from Fund share transactions	40,323,157
Increase in net assets from Fund share transactions	41,326,596
Net increase in net assets	42,101,934
Net Assets (Note 2)
Beginning of period	—
End of period	$42,101,934
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	—
Shares sold	39,761
Shares issued on reinvestment of distributions	135
Shares outstanding, end of period	39,896
Class I
Shares outstanding, beginning of period	—
Shares sold	1,603,520
Shares issued on reinvestment of distributions	9,364
Shares outstanding, end of period	1,612,884

*  Commencement of operations.

See Notes to Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Statement of Cash Flow

First Eagle Credit Opportunities Fund
For the Period 9/15/20* - 12/31/20
Cash Flows from (Used in) Operating Activities:
Net increase in net assets resulting from operations	$1,274,829
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used) in operating activities:
Payments to purchase securities	(37,419,015)
Proceeds from sale of securities	5,249,934
Net increase in short-term investments	(9,452,815)
Realized (gain) loss on investments in securities	(2,137)
Change in unrealized appreciation on investments in securities	(651,867)
Amortization (accretion) of bond premium (discount)	(47,958)
Change in unrealized appreciation on unfunded delayed draw loan commitments	(94,063)
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(143,347)
Due from Adviser	(101,163)
Other Assets	(25)
Increases (decreases) in operating liabilities
Investment advisory fees payable	44,153
Administrative fees payable	3,009
Distribution fees payable	399
Service fees payable	199
Trustee fees payable	43,750
Accrued expenses and other liabilities	292,227
Net cash provided by (used in) operating activities	$(41,003,890)
Cash Flows from (Used in) Financing Activities
Proceeds from shares sold	41,084,764
Cash distributions paid (net of reinvestments of $238,196)	(81,804)
Increase in due to custodian	930
Net cash provided by (used in) financing activities	$41,003,890
Net change in cash	—
Cash, beginning of period	—
Cash, end of period	$—

*  Commencement of operations.

See Notes to Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A	For the Period 12/02/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$25.15
Net investment income	0.10
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	0.32
Total investment operations	0.42
Less Dividends and Distributions
From net investment income	(0.09)
From capital gains	—
Total distributions	(0.09)
Net asset value, end of period	$25.48
Total return(a)	1.62	%(b)
Net assets, end of period (thousands)	$1,016
Ratios to Average Net Assets
Operating expenses excluding fee waivers	5.45	%(c)
Operating expenses including fee waivers	2.75	%(c)
Net investment income excluding fee waivers	2.16	%(c)
Net investment income including fee waivers	4.86	%(c)
Supplemental Data
Portfolio turnover rate	21.38	%(b)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 3.50% for Class A shares.

(b)  Not annualized

(c)  Annualized

See Notes to Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Period 9/15/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$25.00
Net investment income	0.33
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	0.45
Total investment operations	0.78
Less Dividends and Distributions
From net investment income	(0.30)
From capital gains	(0.00	)**
Return of capital	(0.01)
Total distributions	(0.31)
Net asset value, end of period	25.47
Total return	3.13	%(a)
Net assets, end of period (thousands)	$41,086
Ratios to Average Net Assets
Operating expenses excluding fee waivers	4.70	%(b)
Operating expenses including fee waivers	2.00	%(b)
Net investment income excluding fee waivers	1.74	%(b)
Net investment income including fee waivers	4.44	%(b)
Supplemental Data
Portfolio turnover rate	21.38	%(a)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Not annualized

(b)  Annualized

See Notes to Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Note 1 — Organization

First Eagle Credit Opportunities Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020 (the "Declaration of Trust"). The Fund commenced operations on September 15, 2020. The Fund's initial capital was contributed pursuant to a private offering.

The Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market "club" loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as "junk" bonds).

The Fund currently offers two classes of Common Shares: Class A Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC ("FEIM" or the "Adviser ") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC ("FEAC" or the "Subadviser"), in its capacity as the alternative credit group of FEIM, serves as the Fund's investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by FEIM and is a wholly-owned subsidiary of the Adviser.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

As of December 31, 2020, four investors owned 100% of the Class I Shares. FEIM is the sole investor of the Class A Shares.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a.  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund's Board of Trustees (the "Board") has adopted methods for determining the fair value of such securities and other assets.

The Fund's securities are valued by various methods, as described below:

Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Investments, including Direct Loans, which are in their early stages of a private investment are generally valued at their cost which approximates market value and are monitored by FEIM and FEAC (individually or collectively referred to as "First Eagle Management") for any significant positive or negative events that would impact valuation of the investment. Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market "Club" Loans.

All bonds, whether listed on an exchange or traded in the over-the counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Oversight Committee, at least annually, will review the pricing service's inputs, methods, models, assumptions for its evaluated prices.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Non-exchange traded equity securities are valued at prices supplied by the Fund's pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of the investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Credit Valuation and Allocation Committee to oversee the execution of the valuation and liquidity procedures for the Fund.

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund's perceived risk of investing in those securities.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of December 31, 2020:

Description	Level 1	Level 2	Level 3‡	Total
Assets:
Senior Loans
Aerospace & Defense	$—	$—	$1,671,436	$1,671,436
Apparel, Accessories & Luxury Goods	—	64,860	3,920,000	3,984,860
Application Software	—	994,538	—	994,538
Auto Parts & Equipment	—	622,858	—	622,858
Automobile Manufacturers	—	159,170	—	159,170
Building Products	—	—	1,220,051	1,220,051
Communications Equipment	—	—	498,725	498,725
Consumer Finance	—	—	2,404,175	2,404,175
Distributors	—	—	1,003,734	1,003,734
Diversified Chemicals	—	991,889	—	991,889
Health Care Services	—	—	1,184,962	1,184,962
Health Care Supplies	—	468,318	—	468,318
Hotels, Resorts & Cruise Lines	—	986,682	572,224	1,558,906
Household Products	—	—	1,898,980	1,898,980
Integrated Telecommunication Services	—	—	415,909	415,909
Interactive Media & Services	—	—	1,805,925	1,805,925
IT Consulting & Other Services	—	496,250	5,597,435	6,093,685
Movies and Entertainment	—	1,233,425	—	1,233,425
Other Diversified Financial Services	—	—	1,936,175	1,936,175
Paper Packaging	—	—	794,625	794,625
Personal Products	—	—	1,500,000	1,500,000
Pharmaceuticals	—	986,012	1,923,330	2,909,342

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Description	Level 1	Level 2	Level 3‡		Total
Research & Consulting Services	$—	$223,653	$—		$223,653
Specialty Stores	—	—	980,000		980,000
Total Senior Loans	—	7,227,655	29,327,686		36,555,341
Warrants
Movies and Entertainment	—	—	149,313	(a)	149,313
Short-Term Investments
Investment Companies	9,452,815	—	—		9,452,815
Unfunded commitments*	—	94,063	—		94,063
Total	$9,452,815	$7,321,718	$29,476,999		$46,251,532

‡  Value determined using significant unobservable inputs.

(a)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2 (a).

*  Unfunded commitments are presented at net unrealized appreciation (depreciation)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans	Warrants		Total
Beginning Balance — market value	$—	$—		$—
Purchases(1)	29,120,056	—	^	29,120,056
Sales(2)	(18,820)	—		(18,820)
Transfer In — Level 3	—	—		—
Transfer Out — Level 3	—	—		—
Accrued discounts/ (premiums)	25,408	—		25,408
Realized Gains (Losses)	384	—		384
Change in Unrealized Appreciation (Depreciation)	200,658	149,313		349,971
Ending Balance — market value	$29,327,686	$149,313		$29,476,999
Change in unrealized gains or (losses) relating to assets still held at reporting date	$200,658	$149,313		$349,971

^  Purchase value is zero.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of December 31, 2020:

Investment Type	Fair Value at December 31, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Senior Loan	$13,760,113	Discounted cash flows (income approach)	Comparative yield	7.50 - 10.50 (8.79)	Increase
	$2,190,534	Purchase price		91.50 - 98.00 (96.77)	Increase
	$3,920,000	Recoverability	Liquidation Proceeds	869	Increase
	$9,457,039	Third-party vendor pricing service	Broker quotes	N/A	Increase
	$29,327,686
Warrant	$149,313	Third-party vendor pricing service	Broker quotes	N/A	Increase
Total	$29,476,999

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

b.  Cash — The Fund's cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund's cash balance may exceed insurance limits at times.

c.  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes to call or put date and value providing the effective method. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Statement of Operations.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

d.  United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Credit Opportunities Fund	$43,383	$—	$745,930	$2,863	$—

There were no distributable earnings' differences between book basis and tax basis.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the Fund generated $2,862 in short term capital loss carryforward.

e.  Reclassification of Capital Accounts — There was no difference in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP. As a result, there was no reclassification within the capital accounts.

f.  Distributions to shareholders — The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Distributions to shareholders during the fiscal year ended December 31, 2020, which were determined in accordance with income tax regulations, were recorded on ex-dividend date.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2020 are as follows:

	Ordinary Income	Long Term Capital Gains
First Eagle Credit Opportunities Fund	$488,379	$—

Return of Capital
First Eagle Credit Opportunities Fund	$11,112

g.  Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate method.

h.  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i.  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

j.  Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

k.  New Accounting Pronouncements — In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

Note 3 — Securities and Other Investments

The Fund's portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank's, or lead arranger's, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments. When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point LIBOR or Prime will be established.

Middle Market "Club" Loans — Middle market "club" loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market "club" loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a "club" of unaffiliated lenders. Middle market "club" loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-Based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high yield bonds, which are securities rated below Baa by Moody's, or below BBB by S&P and Fitch and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as "junk bonds." Such securities are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

An outbreak of respiratory disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. A significant increase in market interest rates could harm the Fund's ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund's cost of funds would increase, resulting in a decrease in the Fund's net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund's capital that the decrease in interest rates may produce.

Credit Risk — The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund's income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund's investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer's bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due.

Below Investment Grade Rating Risk — Most of the Fund's investments will be in below investment grade securities or comparable unrated securities (commonly referred to as "high-yield securities" or "junk bonds"). This includes the Fund's investments in syndicated bank loans, middle market "club" loans, direct lending, asset-based loans, and high-yield bonds. While generally

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

having higher potential returns, high-yield securities may be subject to significant price fluctuations and have a higher risk of default. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Subadviser's credit analysis than would be the case when the Fund invests in rated securities.

Bank Loans — Investments in bank loans may expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A loan is often administered by a bank or other financial institution (the "Agent") that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund's portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk — The Fund may invest in debt securities and other obligations of financially distressed issuers, including companies involved in reorganizations, bankruptcy or liquidation proceedings. Investments in distressed assets involve substantial risk (including a material risk of issuer default or bankruptcy), require active monitoring and demand an unusually high level of analytical sophistication for success. There is no assurance that the Subadviser will correctly evaluate the value of the collateral for the Fund's investments or the prospects for a successful reorganization or similar outcome for any company.

If the issuer defaults on the obligations or enters bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations and may pose the risk of the Fund losing its entire investment in such securities. The Fund may have to reduce or forego payment of distributions if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect its market position and operations. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the process, are beyond the control of the Fund and can adversely affect its return on investment. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors regarding restructuring issues. There can be no assurance that the Subadviser's participation would be favorable for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Certain fixed-income instruments in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering or defrauding creditors or, in certain circumstances, if the issuer does not receive reasonable value or fair consideration for issuing such securities. If a court were to determine that the issuance was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts it received with respect to the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a portfolio company, to the detriment of the company's other creditors or common shareholders, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will seek to avoid incurring such liability, there can be no assurance that it will be successful. Moreover, such debt may be disallowed, subordinated to the claims of other creditors or treated as equity. If the Fund or Subadviser has representatives on a portfolio company's board, such involvement may subject the Fund to additional liability, restrict its ability to dispose of debt investments or result in re-characterization of its debt investments as equity.

Loans and Assignments Risk — The Fund may acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

Direct Lending and Middle Market "Club" Loan Risk — Generally, little public information exists about private and middle market companies, and the Fund must rely on the ability of the Subadviser's investment professionals to obtain adequate information about these companies. If the Subadviser cannot uncover all material information to make a fully-informed investment decision, the Fund may lose money on its investments. Private and middle market portfolio companies may have limited financial resources and be unable to fulfill their debt service obligations to the Fund, which may accompany a deterioration in the value of any collateral and a reduced likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and general market conditions. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, incapacity or departure of such persons could have a material adverse impact on the Fund's portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results and may require substantial additional capital to finance their operations or expansion. In addition, the Fund's executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund's investments in its portfolio companies.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund's ability to conduct its investment program. Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In such situations, shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

Liquidity Risk — The Fund intends to invest in illiquid investments, which are securities or other investments that cannot be disposed of within seven days or less in current market conditions without significantly changing their market value. Illiquid investments often can only be resold in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. There could be considerable delay in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could preclude the Fund from realizing a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

LIBOR Risk — LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. The Fund will typically use LIBOR as a reference rate in floating-rate loans it extends to portfolio companies. The Fund's debt investments generally have minimum interest rate floors that are calculated based on LIBOR.

In 2017, the United Kingdom's Financial Conduct Authority announced a desire to phase out LIBOR by the end of 2021. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). An extension to 2023 would mean that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Moreover, the LIBOR administrator's consultation also relates to the LIBOR administrator's intention to cease publication of non- U.S. dollar LIBOR after December 31, 2021. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

and tenor. A transition away from the widespread use of LIBOR to alternative rates is expected to occur, which may adversely affect interest rates on, and revenue and expenses associated with, financial instruments tied to LIBOR. Further, any uncertainty regarding the continued use and reliability of LIBOR as a benchmark interest rate could adversely affect the value of the Fund's LIBOR-based financial instruments. The Fund may need to renegotiate any LIBOR-based credit agreements extending beyond 2021. Such renegotiations may adversely affect the Fund's business, financial condition and share price, including as a result of changes in interest rates payable to the Fund by its portfolio companies.

Note 5 — Purchases and Sales of Securities

For the period ended December 31, 2020, purchases and sales of investments, other than purchases and sales of money market investments, were $41,518,076 and $5,568,808, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for the management of the Fund's portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund's Managed Assets. The Adviser contractually agreed to waive its Management Fee until the Fund's registration statement was declared effective by the SEC. This waiver was discontinued on December 1, 2020, the date on which the Fund's registration statement was declared effective by the SEC.

During the period ended December 31, 2020, the Adviser has waived $104,074 in investment advisory fees, which are included under expense waiver in the Statement of Operations.

FEIM has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("Annual Operating Expenses") of the Class A shares and Class I shares shareholders are limited to 2.75% and 2.00%, respectively, of average net assets. This undertaking lasts until April 30, 2022 and may not be terminated during its term without the consent of the Board. The Fund has agreed to repay FEIM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 2.75% and 2.00% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the date in which the Fund incurred the fee and/or expense. During the period ended December 31, 2020, FEIM reimbursed $216,523 in expenses which are included under expense waiver in the Statement of Operations. As of December 31, 2020, the Fund has a receivable from FEIM of $56,983 for reimbursement of expenses and $44,180 for waived investment advisory fees, which are included under due from Adviser on its Statement of Assets and Liabilities.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of Fund's average daily net assets. For the period ended December 31, 2020, the Fund has a payable to the Adviser of $3,009 for administrative fees and $44,153 for investment advisory fees..

FEIM has entered into a subadvisory agreement with FEAC relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund's Managed Assets (including assets attributable to leverage) managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

J.P. Morgan Chase Bank, N.A. ("JPM"), the Fund's administrator, accounting agent and primary custodian, holds the Fund's portfolio securities and other assets and is responsible for calculating the Fund's net asset value and maintaining the accounting records of the Fund. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A Shares and Class I Shares are sold on a continuous basis at the Fund's NAV per share, plus for Class A Shares only, a maximum front-end sales commission of 3.50%.

The Fund has adopted a Distribution and Servicing Plan (the "Plan") for the Class A Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares, as applicable. The maximum annual rates at which the distribution and servicing fees may be paid under the Plan are 0.50% and 0.25%, respectively, for Class A Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares). Class I Shares do not pay distribution or servicing fees.

For the year ended December 31, 2020, the distribution and servicing fees incurred by the Fund are disclosed in the Statement of Operations.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Common Shares at net asset value, which is the minimum amount permitted. For the period ended December 31, 2020, there was no repurchase offer issued.

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Note 9 — Unfunded Commitment/Delayed Draw Loan Commitment

As of December 31, 2020, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciation
Advanced Web Technologies, Delayed Draw Term Loan — First Lien	$315,327	$309,021	$—
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan — First Lien	472,278	462,833	—
GTT Communications B.V., Delayed Draw Term Loan — First Lien	795,455	727,841	—
Hertz Corp. (The), Delayed Draw Term Loan — First Lien	3,393,939	3,488,002	94,063

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund's valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations.

Note 10 — Subsequent Events

On January 11, 2021, the Fund formed First Eagle Credit Opportunities Fund SPV, LLC (the "SPV"), a wholly-owned Delaware limited liability company, the primary purpose of which is to

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Notes to Financial Statements

function as the Fund's special purpose, bankruptcy-remote, financing subsidiary. On February 5, 2021, the SPV entered into a secured credit facility (the "Credit Agreement") with Ally Bank and such other lenders that may become party to the Credit Agreement (the "Lenders").

Pursuant to the terms of the Credit Agreement, the SPV, of which the Fund is the sole member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $75 million (the "Credit Facility"), subject to change by mutual agreement of the SPV and the Lenders. The Credit Agreement, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV's assets.

The interest rate for borrowings under the Credit Facility is generally based on LIBOR plus spread of 2.50% per annum. The Credit Facility bears an unused commitment fee on the unused portion of the facility amount equal to 0.50% for the first three months. After the first three months, unused portions of the facility amount will accrue a commitment fee equal to an annual rate between 0.50% and 1% depending on the usage. The Credit Facility has an initial five-year term, with a three-year revolving period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Credit Opportunities Fund (the "Fund") as of December 31, 2020, and the related statements of operations, cash flows, and changes in net assets, including the related notes, for the period September 15, 2020 (commencement of operations) through December 31, 2020 and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations, its cash flows, and changes in its net assets for the period September 15, 2020 (commencement of operations) through December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks, and brokers. We believe that our audit provides a reasonable basis for our opinion.

New York, New York
February 26, 2021

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 15, 2020 for Class I Shares and December 2, 2020 for Class A Shares and held through December 31, 2020.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 12/31/20	Annualized Expense	Expenses Paid for the Period
First Eagle Credit Opportunities Fund
Class A(3)	1.62%	$1,000	$1,016.20	2.75%	2.20	(5)
Class I(4)	3.13	1,000	1,031.30	2.04	6.06	(6)

(1)  For the period ended December 31, 2020.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Class A commenced investment operations on December 2, 2020.

(4)  Class I commenced investment operations on September 15, 2020.

(5)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 29/366 (to reflect the period since commencement of operations).

(6)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 107/366 (to reflect the period since commencement of operations).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on September 15, 2020 for Class I Shares and December 2, 2020 for Class A Shares and held through December 31, 2020.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period
First Eagle Credit Opportunities Fund
Class A(2)	5.00%	$1,000	$1,001.78	2.75%	$2.18	(4)
Class I(3)	5.00	1,000	1,008.65	2.04	$5.99	(5)

(1)  For the period ended December 31, 2020.

(2)  Class A commenced investment operations on December 2, 2020.

(3)  Class I commenced investment operations on September 15, 2020.

(4)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 29/366 (to reflect the period since commencement of operations).

(5)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 107/366 (to reflect the period since commencement of operations).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

General Information

Form N-PORT portfolio schedule

The First Eagle Credit Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Dividend Reinvestment Plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems. Inc, as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See "Tax Matters" in the Fund's Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Board Considerations for Approval of Advisory Agreement

At a meeting held on September 11, 2020, the Board of Trustees of the Fund, including a majority of the independent trustees (the "Independent Trustees"), considered and approved a proposed advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an initial two-year period.

In response to a letter from the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Board received materials specifically relating to the material terms of the Advisory Agreement. These materials included information on (i) the investment performance of the Adviser in managing other funds and accounts, generally with comparisons to appropriate market indices, (ii) fees payable to the Adviser by the Fund under the proposed Advisory Agreement and fees payable to the Adviser by other funds and accounts managed by the Adviser, (iii) third-party and management analyses of the proposed fees and expenses, (iv) the economic outlook and the general investment outlook in the markets in which the Fund invests, and (v) the organizational structure and business of the Adviser and the Adviser's regulatory filings, including, but not limited to, Form ADV.

Prior to approving the proposed Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fees were fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreement:

Nature, Quality, and Extent of Services To Be Provided by Adviser

•  The Trustees reviewed the services to be provided by the Adviser to the Fund under the Advisory Agreement. The Adviser, together with the Subadviser (which has day to day investment discretion), will provide the Fund with investment research, advice and supervision, and will continuously furnish an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Registration Statement. The Trustees were assured that service levels for the Fund would not be affected by the Adviser's undertaking to manage the Fund's expense under an Expense Limitation Agreement (discussed below). The Trustees considered the commitment of the Adviser to provide high quality services to the Fund.

•  The Trustees commented on the background and experience of the Fund's Portfolio Managers.

•  The Trustees considered that they had been advised how the Adviser is managing through the COVID-19 public health crisis and resulting market volatility and investment risk. These reports also had confirmed no material impact on the Adviser's operations.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Board Considerations for Approval of Advisory Agreement

Investment Performance of the Adviser

•  The Trustees reviewed indicative investment performance associated with other accounts managed by the Adviser and received representations as to the target yield for the Fund.

•  Performance forecasts were determined to be adequate under the circumstances given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation to be received by the Adviser and related forecasts of overall Fund expense. Total compensation was recognized as including both the advisory fee to be charged on "Managed Assets" (a gross measure of the Fund's assets taking into account leverage) and the administrative service cost reimbursement. The Trustees specifically considered the potential conflict of interest the Adviser has in a fee that is increased as a result of leverage. They concluded that this compensation was commensurate with the nature, extent, and quality of the services to be provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer interval funds for services comparable to those to be provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the Advisory Agreement, together with a management summary of the same. They determined that the Adviser's proposed fees were competitive, with the net management fee being within the range of peers. The Trustees also considered, where applicable and available, the advisory fees charged to other clients of the Adviser with similar investment objective(s) to the Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided, which may be reflected in lower fees charged relative to the Fund.

•  The Trustees also considered undertakings by the Adviser to support the Fund through an Expense Limitation Agreement. It was forecast that significant levels of Fund expense would be borne by the Adviser for at least the period of the agreement, subject to potential recoupment to the Adviser in the future. The Trustees also considered an undertaking by the Adviser to waive the advisory fee during the Fund's pre-effective period. Finally, the Trustees considered that the Adviser had undertaken to bear the Fund's initial organization and offering costs. This package of undertakings was considered to be of significant benefit to the Fund and to represent an entrepreneurial commitment by the Adviser to investing in its launch and initial operations.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service reimbursements (and related expense pass-throughs) to be paid. With regard to other possible benefits associated with the Adviser's management of the Fund, the Trustees noted, among other things, that the Distributor is generally able to retain

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Board Considerations for Approval of Advisory Agreement

revenue associated with Rule 12b-1 fees on shareholders it services directly (if any) and that the Adviser may be able to extend investment and operational efficiencies associated with the Fund to its management of other types of accounts.

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. In regard to economies of scale, it was noted that any expectations of scale benefits for either the Fund or the Adviser are necessarily speculative at this point. It also was noted that one means by which an investment fund might benefit from scale are advisory fee breakpoints. No breakpoints were proposed, which the Adviser represented to be customary for interval funds of this nature.

•  The Trustees reviewed the Adviser's financial condition and profitability. Overall profits were believed to be robust, but no near-term profits are anticipated in respect of management of the Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Board Considerations for Approval of Subadvisory Agreement

At a meeting held on September 11, 2020, the Board of Trustees of the Fund, including a majority of the Independent Trustees, considered and approved a proposed Subadvisory Agreement among the Fund, the Adviser and the Subadviser (the "Subadvisory Agreement") for an initial two-year period. In its deliberations, the Adviser provided information specifically in connection with its evaluation of the terms and conditions of the Subadvisory Agreement.

In response to a letter from the Independent Trustees requesting information about the Subadvisory Agreement, the Board received materials specifically relating to the material terms of the Subadvisory Agreement. These materials included information on (i) the investment performance of the Subadviser in managing other funds and accounts, generally with comparisons to appropriate market indices, (ii) fees payable to the Subadviser by the Adviser and expenses borne by the Fund, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, and (iv) the organizational structure and business of the Subadviser and the Subadviser's regulatory filings, including, but not limited to, Form ADV.

Prior to approving the Subadvisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information relevant to the Subadvisory Agreement and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. The Trustees also considered an undertaking by the Subadviser to waive the sub-advisory fees during the Fund's pre-effective period. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services to be provided under the Subadvisory Agreement (and corresponding services provided by the Adviser). The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to the Fund, and the nature and quality of advisory services to be provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of the Fund, as the Subadviser's advisory fees are paid by the Adviser.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Tax Information

Fiscal Year Ended December 31, 2020 (unaudited)

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Credit Opportunities Fund	—	—	—

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Management of the Fund

The business of the Fund is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund's Board of Trustees are not "interested persons" as that term is defined in the 1940 Act.

Independent Trustees(1)

Candace K. Beinecke | Trustee (Chair) | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (7 portfolios) and First Eagle Variable Funds (Chair) (1 portfolio); Board Member, ViacomCBS, Inc.; Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

Jean D. Hamilton | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios) and First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Nancy Hawthorne | Trustee | October 2020 to Present
1345 Avenue of the Americas, | New York, New York | 10105
(born April 1951)

Principal Occupation(s) During Past 5 Years: Founder and Partner, Hawthorne Financial Advisors, LLC (2014-present); Chair and Chief Executive Officer, Clerestory LLC (financial advisory and investment firm) (2001-2015)

Number of Portfolios in the Fund Complex Overseen by Trustee: 2

Other Directorships/Trusteeships Held by Trustee: Chairman of the Board of First Eagle Alternative Capital BDC, Inc.; Director, Avid Technology, Inc. (provider of an open and integrated technology platform); Director, Brighthouse Financial (formerly known as the MetLife Funds) (family of mutual funds); Director, CRA International, Inc. (global consulting firm)

Interested Trustees(2)(3)

Mehdi Mahmud | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios) and First Eagle Variable Funds (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(2)  Mehdi Mahmud is treated as an Interested Trustee because of the professional roles he holds with the Adviser.

(3)  The term of office of the Interested Trustee is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Officers(4)

Mehdi Mahmud | President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds and First Eagle Variable Funds

Albert Pisano | Chief Compliance Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

Andrew Morris | Deputy Chief Compliance Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1986)

Principal Occupation(s) During Past Five (5) Years: First Eagle Alternative Credit, LLC, Chief Compliance Officer (2020); Director, Senior Counsel (2019); Kirkland & Ellis LLP, Associate (2016-2019); Davis Polk & Wardwell LLP, Associate (2014-2016).

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Officers(4)—(continued)

David O'Connor | General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sabrina Rusnak-Carlson | Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1979)

Principal Occupation(s) During Past Five (5) Years: General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, General Counsel, THL Credit LLC; prior to 2015, Partner, Proskauer Rose LLP

Sheelyn Michael | Secretary and Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds and First Eagle Variable Funds; Deputy General Counsel and Assistant Secretary, First Eagle Private Credit, LLC; Director, First Eagle Investment Management, Ltd

Jennifer Wilson | Chief Accounting Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1972)

Principal Occupation(s) During Past Five (5) Years: Chief Accounting Officer, First Eagle Alternative Credit LLC; Prior to 2020, Director of Financial Planning & Analysis, First Eagle Alternative Credit LLC; prior to 2018, Managing Partner and Chief Financial Officer, Four Wood Capital Partners LLC

Tricia Larkin | Treasurer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Officers(4)—(continued)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Vice President of Fund Administration, State Street Corporation

Michael Luzzatto | Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds and First Eagle Variable Funds

Neal Ashinsky | Assistant Treasurer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds and First Eagle Variable Funds; prior to August 2015, Advisory Senior Associate, KPMG LLP; prior to November 2014, Assurance Senior Associate, PwC LLP

Thomas Meyer | Assistant Treasurer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds and First Eagle Variable Funds; prior to September 2017, Assurance Manager, PwC LLP

William Karim | Associate General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1980)

Principal Occupation(s) During Past Five (5) Years: Associate General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, Associate General Counsel, THL Credit LLC; prior to 2016, Attorney, Keurig

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Credit Opportunities Fund

Trustees

Candace K. Beinecke (Chair)

Jean D. Hamilton

Nancy Hawthorne

Mehdi Mahmud

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Andrew Morris

Deputy Chief Compliance Officer

David O'Connor

General Counsel

Sabrina Rusnak-Carlson

Deputy General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Jennifer Wilson

Chief Accounting Officer

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Thomas Meyer

Assistant Treasurer

William Karim

Associate General Counsel

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Credit Opportunities Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2020

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Candace Beinecke, Jean Hamilton and Nancy Hawthorne as Audit Committee Financial Experts. Ms. Beinecke, Ms. Hamilton and Ms. Hawthorne are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the year ended December 31, 2020, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $56,900. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the year ended December 31, 2020, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0.

(c)	Tax Fees:

For the year ended December 31, 2020, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $30,000.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

For the year ended December 31, 2020, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2020, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2020.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated to the First Eagle Investment Management, LLC ("FEIM" or the "Adviser") the authority to vote proxies received by First Eagle Credit Opportunities Fund (the "Fund") from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser relies on Institutional Shareholder Services Inc., (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS Proxy Guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals.

Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website: http://www.issgovernance.com (with separate voting “guidelines” listed for issuers in the Americas; Europe, Middle East and Africa; and Asia-Pacific — certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Fund, such as those for pension plan investors and socially responsible investors).

Item 8.	Portfolio Managers of Closed-End Investment companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Christopher Flynn, James Fellows, Robert Hickey, Brian Murphy, Steven Krull, Michelle Handy and Christian Champ, portfolio managers with First Eagle Alternative Credit, LLC (“FEAC” or the "Subadviser"), manage the Fund. Their professional backgrounds are below.

Christopher Flynn, President of First Eagle Alternative Credit, FEAC. Christopher oversees all aspects of the First Eagle Alternative Credit business. Christopher has worked for FEAC’s senior loan strategies business from 2007 to present. Prior to 2007, Christopher was a Vice President at AIG in the Leveraged Capital Group.

James R. Fellows, Chief Investment Officer, FEAC. James has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Robert J. Hickey, Senior Managing Director, FEAC. Robert has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian J. Murphy, Senior Managing Director, FEAC. Brian has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Steven F. Krull, Managing Director, FEAC. Steven has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Michelle Handy, Managing Director, FEAC. Michelle has worked for FEAC’s senior loan strategies business, from 2016 to present. Prior to 2016, Michelle worked at GE Capital where she held several roles in underwriting, portfolio management and workouts. Most recently, Michelle was the COO of GE Capital Americas' workout function.

Christian Champ, Managing Director, FEAC. Christian has worked for FEAC’s senior loan strategies business from June 2012 to present. Prior to June 2012, Christian served as Senior Distressed Analyst and Vice President for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets	No. of Other Accounts where Advisory Fee is Based on Performance		Total Assets in Other Accounts where Advisory Fee is Basedon Performance
	Other Registered Investment Companies	1	$366,608,000	1	**	$-
Christopher Flynn	Other Pooled Investment Vehicles	19	$4,265,655,450	19	***	$3,185,024,230
	Other Accounts	4	$88,737,055	4		$88,737,055
	Other Registered Investment Companies	3	$668,404,100	1	**	$-
James Fellows	Other Pooled Investment Vehicles	58	$18,872,940,765	55	***	$13,974,207,263
	Other Accounts	7	$765,060,202	4		$88,737,055
	Other Registered Investment Companies	2	$301,796,100	0		$-
Robert Hickey	Other Pooled Investment Vehicles	39	$14,607,285,315	36	***	$10,789,183,032
	Other Accounts	3	$676,323,147	0		$-
	Other Registered Investment Companies	2	$301,796,100	0		$-
Brian Murphy	Other Pooled Investment Vehicles	39	$14,607,285,315	36	***	$10,789,183,032
	Other Accounts	3	$676,323,147	0		$-
	Other Registered Investment Companies	2	$301,796,100	0		$-
Steven Krull	Other Pooled Investment Vehicles	39	$14,607,285,315	36	***	$10,789,183,032
	Other Accounts	3	$676,323,147	0		$-
	Other Registered Investment Companies	1	$366,608,000	1	**	$-
Michelle Handy	Other Pooled Investment Vehicles	19	$4,265,655,450	19	***	$3,185,024,230
	Other Accounts	4	$88,737,055	4		$88,737,055
	Other Registered Investment Companies	1	$142,394,500	0		$-
Christian Champ	Other Pooled Investment Vehicles	39	$14,607,285,315	36	***	$10,789,183,032
	Other Accounts	3	$676,323,147	0		$-

* Information as of December 31, 2020 except as noted, and is unaudited.

**Includes one business development company (“BDC”), as of December 31, 2020, for which the performance fee was waived in 2020. Therefore, no assets of the BDC are included in the “Total Assets in Accounts where Advisory Fee is Based on Performance”.

*** Includes one pooled investment vehicle which is currently in wind down and fourteen Collateralized Loan Obligation Vehicles ("CLOs") that are either called or out of their reinvestment period. No performance based fee is being received/billed from the vehicles, so their assets are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, twenty-six other accounts noted in this column represent CLOs where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations ("CLOs"). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent, the Adviser, Subadviser and their affiliates determine that an investment is appropriate for us and for one or more other funds, the Adviser and the Subadviser intend to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the Investment Company Act of 1940, as amended (“1940 Act”), and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. There can be no assurance that the SEC would grant the exemptive relief. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser and the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Adviser and the Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

The Adviser’s affiliation with The Blackstone Group Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should the Adviser or Subadviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser or Subadviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by the Adviser. The Adviser offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied.  Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority.  In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios.  In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits.  Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data.  Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance.  The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period.  Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

(a)(4) Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

As of December 31, 2020, no shares of the Fund were beneficially owned by the Portfolio Manager or Management Team Member.

(b)       Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Credit Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud

Mehdi Mahmud, President

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
/s/ Mehdi Mahmud

Mehdi Mahmud, President

Date: March 5, 2021

By (Signature and Title)*
/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: March 5, 2021

*          Print the name and title of each signing officer under his or her signature.